Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and contingencies [Abstract]
Commitments and contingencies
44.	Commitments and contingencies

(a)	Guarantees, acceptances and credit commitments as of December 31, 2016 and 2017 are as follows:

	2016		2017
Guarantees:
Guarantee outstanding	~~W~~	9,324,734	7,611,211
Contingent guarantees		2,997,553	3,259,613

		12,322,287	10,870,824

Commitments to extend credit:
Loan commitments in won		54,077,528	54,827,918
Loan commitments in foreign currency		20,464,242	18,992,984
ABS and ABCP commitments (*)		2,060,089	2,035,543
Others		1,362,433	3,021,513

		77,964,292	78,877,958

Endorsed bills:
Secured endorsed bills		32,187	85,456
Unsecured endorsed bills		8,822,654	7,810,788

		8,854,841	7,896,244

Loans sold under repurchase agreement		2,099	2,099

	~~W~~	99,143,519	97,647,125

(*)	The Group consolidates a structured entity when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to most significantly affect those returns through its power over the structured entity based on the terms in the agreement relating to the establishment of the structured entity. The structured entities are established to buy assets from originators and issue asset-backed securities in order to facilitate the originators’ funding activities and enhance their financial soundness. The Group is involved in the securitization vehicles by purchasing or committing to purchase the asset-backed securities issued and/or providing other forms of credit enhancement. As the non-controlling interests in the structured entities are presented as liabilities in the consolidated statement of financial position of the Group, the Group does not recognize non-controlling interests for the consolidated structured entities.

(b)	Legal contingencies

The Group’s pending lawsuits as a defendant for the years ended December 31, 2017 are as follows:

Case	Number of claim	Descriptions	Claim amount
Demands on stock return	1	The Medison stock sales contract made between the plaintiff and PEF has been discharged or cancelled. The plaintiff is demanding the return of Medison stocks based on the invalidity of the stock sales contract and the invalidity of option contracts and revised option contracts stated within the stock sales contract.	~~W~~	7,500

Lehman Brothers Special Financing Inc (LBSF)	1	A plaintiff, Lehman Brothers has claimed that the CDO investment that had been returned to the Group after bankruptcy should be returned to the Lehman Brothers. Because it was contrary to US bankruptcy law. While in internal discussion for arbitral proceeding and settlement with Leman Brothers, defendants including the Group have won the first trial and have currently denied to pay claim amount. Further action will be considered depending on the effects of the arbitration and the possibility of winning the second trial.		12,857

Payment Guarantee	1	The plaintiff filed claims against the Group for guarantee deposit of receivable-backed ABL of KT ENS. The case are currently pending in its second appeal.		12,866

Others	172	Compensation for a loss claim, etc.		91,145

	175		~~W~~	124,368

As of December 31, 2017, the Group recorded ~~W~~32,650 million as provisions and ~~W~~1,120 million as liabilities under insurance contracts with respect to these lawsuits. In respect of a claim for Lehman Brothers Special Financing Inc (LBSF) above the Group recognised a provision of ~~W~~5,352 million and in respect of others the Group recognised a provision of ~~W~~27,298. Additional losses might be incurred from these legal actions, but the result of such the lawsuits cannot be predicted. The management believes that the result of the lawsuits would not have significant impact on the financial position.